Exhibit 99.2 KNX 3Q21 Earnings Presentation

2 Disclosure This presentation, including documents incorporated herein by reference, will contain forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward- looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, net income, adjusted earnings per share, adjusted pre-tax income, return on net tangible assets, available liquidity, and free cash flow, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes truckload segment fuel surcharges from revenue and nets these surcharges against fuel expense.

3 KNX Overview (1) LTL YTD Revenue includes proforma results of ACT prior to the July 5th acquisition (2) Excludes intersegment transactions

4 Growing Shareholder Value (1) Defined as YTD Free Cash Flow / YTD Adjusted Net Income (2) See GAAP to non-GAAP reconciliation in the schedules following this presentation.

5 Third Quarter 2021 Comparative Results Adjustments • $15.7M in Q3 2021 and $11.5M in Q3 2020 of amortization expense from mergers and acquisitions • $(5.0)M in Q3 2021 and $6.2 in Q3 2020 of legal accruals • $2.3M in Q3 2021 of transaction fees • $1.0M in Q3 2021 of write-off of deferred debt issuance costs 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation Knight-Swift Consolidated Q3 '21 Q3 '20 Change (Dollars in thousands, except per share data) Total revenue $ 1,642,445 $ 1,210,406 35.7 % Revenue xFSC $ 1,510,572 $ 1,137,313 32.8 % Operating income $ 270,087 $ 165,461 63.2 % Adj. Operating Income 1 $ 283,108 $ 183,094 54.6 % Net income attributable to Knight-Swift $ 206,178 $ 122,058 68.9 % Adj. Net income Attributable to Knight Swift 1 $ 217,080 $ 134,618 61.3 % Earnings per diluted share $ 1.23 $ 0.71 73.2 % Adj. EPS 1 $ 1.30 $ 0.79 64.6%

6 Operating Performance – Truckload • 22.3% year-over-year improvement in Adjusted Operating Income • 77.8% Adjusted Operating Ratio in Q3 2021 compared to 81.3% the previous year • Shorter length of haul opportunities partially contributing to a 24.9% increase in revenue per loaded mile and a 13.6% decrease in miles per tractor 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Truckload Operating Statistics Q3 '21 Q3 '20 Change Average revenue per tractor $52,231 $48,884 6.8 % Average tractors 17,867 18,464 (3.2%) Average trailers 60,361 58,310 3.5 % Miles per tractor 20,233 23,422 (13.6%) Truckload Financial Metrics Q3 '21 Q3 '20 Change (Dollars in thousands) Revenue xFSC $933,205 $902,592 3.4 % Operating income $206,543 $168,781 22.4 % Adjusted Operating Income 1 $206,866 $169,105 22.3 % Operating ratio 80.2% 82.7% (250 bps) Adjusted Operating Ratio 1 77.8% 81.3% (350 bps)

7 Operating Performance – Logistics • $27.5M in Adjusted Operating Income with minimal capital investment • Power-only revenue more than tripled leading to a 130.0% increase in revenue with continued opportunity to leverage our 60k+ trailer fleet • 87.6% Adjusted Operating Ratio during the quarter, a 980 bps improvement from the prior year • 1,008.2% increase in Adjusted Operating income • 60.7% increase in load counts • 18.1% Gross margin for Q3 representing a 710 basis point improvement from the prior year 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Operating Statistics Q3 '21 Q3 '20 Change Revenue per load $2,513 $1,756 43.1 % Gross margin 18.1% 11.0% 710 bps Logistics Financial Metrics Q3 '21 Q3 '20 Change (Dollars in thousands) Revenue ex intersegment $221,374 $96,237 130.0 % Operating income $27,128 $2,478 994.8 % Adjusted Operating Income 1 $27,462 $2,478 1,008.2 % Operating ratio 88.0% 97.5% (950 bps) Adjusted Operating Ratio 1 87.6% 97.4% (980 bps)

8 Operating Performance – Intermodal • 14.1% increase in Revenue • $9.3M year-over-year improvement in Operating Income • 91.5% Operating Ratio during Q3 2021 compared with 99.7% the prior year • Rail congestion and allocations contributing to 25.9% year- over-year increase in average revenue per load and a 9.3% decrease in load counts from Q3 2020 Intermodal Operating Statistics Q3 '21 Q3 '20 Change Average revenue per load $2,902 $2,305 25.9 % Load count 38,856 42,862 (9.3%) Average tractors 609 548 11.1 % Average containers 10,842 10,852 (0.1%) Intermodal Financial Metrics Q3 '21 Q3 '20 Change (Dollars in thousands) Revenue ex intersegment $112,754 $98,808 14.1 % Operating income $9,544 $250 3,717.6 % Adjusted Operating Income 1 $9,544 $250 3,717.6 % Operating ratio 91.5% 99.7% (820 bps) Adjusted Operating Ratio 1 91.5% 99.7% (820 bps) 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation.

9 Operating Performance – LTL • $21M of Adjusted Operating Income • 87.5% Adjusted Operating Ratio in Q3 2021 • 7.9% increase in LTL Revenue xFSC per shipment compared to proforma Q3 2020 • 6.9% increase in revenue xFSR per hundredweight compared to proforma Q3 2020 • Discovering and exploring multiple synergy opportunities LTL Operating Statistics Q3 '21 LTL shipments per day 16,430 LTL weight per shipment 1,111 LTL revenue xFSR per hundredweight 1 $12.44 LTL revenue xFSR per shipment 1 $138.27 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. LTL Financial Metrics Q3 '21 (Dollars in thousands) Revenue xFSC $167,900 Operating income $17,469 Adjusted Operating Income 1 $20,967 Operating ratio 90.9% Adjusted Operating Ratio 1 87.5%

10 Operating Performance – Non-Reportable • 57.9% increase in Revenue driven by additional equipment leasing, warehousing activities, and expanded services provided to 3rd party carriers • $15.5M year-over-year improvement in Operating Income • Expect continued yoy growth in revenue and operating income in Q4 Non-Reportable Financial Metrics Q3 '21 Q3 '20 Change (Dollars in thousands) Revenue $89,393 $56,610 57.9 % Operating income (loss) $9,403 $(6,048) 255.5%

11 Formally Launched Iron Truck Services Extending our transportation infrastructure, knowledge, and scale, while creating valuable 3rd party carrier relationships. irontruckservices.com

12 Market Outlook Q4 2021 and FY 2022 • In addition to expecting unprecedented demand in Q4, we anticipate similar strength for truckload services throughout 2022 • Capacity expansion continues to be limited as new tractor and trailer builds are constrained by parts availability and labor shortages • Sourcing and retaining drivers will remain challenging and lead to additional driver wage inflation • Inflationary pressure on equipment, maintenance, labor and other cost items • The above factors should continue to support a favorable rate environment, resulting in double digit contract rate increases • Strong demand for power-only opportunities • Strong used equipment market

13 2021 Guidance Increasing expected Adjusted EPS for the full year 2021 to $4.50 - $4.55 from $3.90 - $4.05 previously Q4 Guidance Assumptions • Recent rate trends to continue • Strong opportunities for project business • Miles per truck will remain pressured by the driver shortage and a network shift to take advantage of shorter length of haul opportunities • Modest pressure on tractor count as sourcing drivers remains challenging • Continued strength in Logistics revenue growth • Improved Intermodal margins • Inflationary pressure on driver related expenses • Approximate tax rate of 25.0% for the full year 2021 • Gains on sale will moderate sequentially • Net Cash Capex for the full year 2021 expected range of $450M - $470M

14 Appendix

15 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio 1 2 Quarter-to-Date September 30, Year-to-Date September 30, 2021 2020 2021 2020 GAAP Presentation (Dollars in thousands) Total revenue $ 1,642,445 $ 1,210,406 $ 4,181,160 $ 3,395,902 Total operating expenses (1,372,358) (1,044,945) (3,557,699) (3,026,155) Operating income $ 270,087 $ 165,461 $ 623,461 $ 369,747 Operating ratio 83.6% 86.3% 85.1% 89.1 % Non-GAAP Presentation Total revenue $ 1,642,445 $ 1,210,406 $ 4,181,160 $ 3,395,902 Truckload fuel surcharge (131,873) (73,093) (324,611) (233,897) Revenue, excluding truckload fuel surcharge 1,510,572 1,137,313 3,856,549 3,162,005 Total operating expenses 1,372,358 1,044,945 3,557,699 3,026,155 Adjusted for: Truckload fuel surcharge (131,873) (73,093) (324,611) (233,897) Amortization of intangibles 3 (15,719) (11,473) (39,452) (34,421) Impairments 4 — — — (1,255) Legal accruals 5 5,005 (6,160) 2,884 (6,160) COVID-19 incremental costs 6 — — — (12,259) Transaction fees 7 (2,307) — (2,966) — Adjusted Operating Expenses 1,227,464 954,219 3,193,554 2,738,163 Adjusted Operating Income $ 283,108 $ 183,094 $ 662,995 $ 423,842 Adjusted Operating Ratio 81.3% 83.9% 82.8% 86.6%

16 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 The reported results do not include the results of operations of ACT and its subsidiary prior to its acquisition by Knight-Swift on July 5, 2021 in accordance with the accounting treatment applicable to the transaction. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the July 5, 2021 ACT acquisition, and other acquisitions. 4 "Impairments" reflects the non-cash impairment of certain tractors (within the Truckload segment) and certain legacy trailers (within the non-reportable segments) as a result of a softer used equipment market during the second quarter of 2020, as well as impairment charges of trailer tracking equipment (within the Truckload segment) during the first quarter of 2020. 5 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect costs related to certain class action lawsuits arising from employee and contract related matters. During the third quarter of 2021, the Company reversed an accrued legal matter previously identified as probable in 2019. This was based on the recent decision of the appellate court, resulting in a change to a remote likelihood that a loss was incurred. 6 "COVID-19 incremental costs" reflects costs incurred during 2020 that were directly attributable to the pandemic and were incremental to those incurred prior to the outbreak. These include payroll premiums paid to our drivers and shop mechanics, additional disinfectants and cleaning supplies, and various other pandemic-specific items. The costs are clearly separable from our normal business operations and are not expected to recur once the pandemic subsides. 7 "Transaction fees" consisted of legal and professional fees associated with the acquisitions of UTXL and ACT. The transaction fees are included within "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income.

17 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 Quarter-to-Date September 30, Year-to-Date September 30, 2021 2020 2021 2020 (Dollars in thousands, except per share data) GAAP: Net income attributable to Knight-Swift $ 206,178 $ 122,058 $ 488,772 $ 267,673 Adjusted for: Income tax expense attributable to Knight-Swift 61,059 47,835 158,171 99,204 Income before income taxes attributable to Knight-Swift 267,237 169,893 646,943 366,877 Amortization of intangibles 3 15,719 11,473 39,452 34,421 Impairments 4 — — — 1,255 Legal accruals 5 (5,005) 6,160 (2,884) 6,160 COVID-19 incremental costs 6 — — — 12,259 Transaction fees 7 2,307 — 2,966 — Write-off of deferred debt issuance costs 8 1,024 — 1,024 — Adjusted income before income taxes 281,282 187,526 687,501 420,972 Provision for income tax expense at effective rate (64,202) (52,908) (167,990) (113,651) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 217,080 $ 134,618 $ 519,511 $ 307,321 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 8 "Write-off of deferred debt issuance costs" is included within "Other income, net" in the condensed consolidated statement of comprehensive income for the third quarter of 2021. The loss was incurred as a result of replacing the 2017 Debt Agreement with the 2021 Debt Agreement in September 2021.

18 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 Quarter-to-Date September 30, Year-to-Date September 30, 2021 2020 2021 2020 GAAP: Earnings per diluted share $ 1.23 $ 0.71 $ 2.93 $ 1.57 Adjusted for: Income tax expense attributable to Knight-Swift 0.37 0.28 0.95 0.58 Income before income taxes attributable to Knight-Swift 1.60 0.99 3.88 2.15 Amortization of intangibles 3 0.09 0.07 0.24 0.20 Impairments 4 — — — 0.01 Legal accruals 5 (0.03) 0.04 (0.02) 0.04 COVID-19 incremental costs 6 — — — 0.07 Transaction fees 7 0.01 — 0.02 — Write-off of deferred debt issuance costs 8 0.01 — 0.01 — Adjusted income before income taxes 1.68 1.10 4.12 2.46 Provision for income tax expense at effective rate (0.38) (0.31) (1.01) (0.66) Non-GAAP: Adjusted EPS $ 1.30 $ 0.79 $ 3.11 $ 1.80 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP diluted earnings per share to non-GAAP consolidated Adjusted EPS. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 8 "Write-off of deferred debt issuance costs" is included within "Other income, net" in the condensed consolidated statement of comprehensive income for the third quarter of 2021. The loss was incurred as a result of replacing the 2017 Debt Agreement with the 2021 Debt Agreement in September 2021.

Non-GAAP Reconciliation

Non-GAAP Reconciliation (Unaudited):
Segment Adjusted Operating Income and Adjusted Operating Ratio [1]

Truckload Segment	Quarter-to-Date September 30, 2021	Quarter-to-Date September 30, 2020	Year-to-Date September 30, 2021	Year-to-Date September 30, 2020
	(Dollars in thousands)			
GAAP Presentation				
Total revenue	$1,041,332	$ 975,881	$2,990,137	$2,774,311
Total operating expenses	(834,789)	(807,100)	(2,456,654)	(2,390,408)
Operating income	$ 206,543	$ 168,781	$ 533,483	$ 383,903
Operating ratio	80.2 %	82.7 %	82.2 %	86.2 %
Non-GAAP Presentation				
Total revenue	$1,041,332	$ 975,881	$2,990,137	$2,774,311
Fuel surcharge	(107,867)	(73,093)	(300,605)	(233,897)
Intersegment transactions	(260)	(196)	(953)	(705)
Revenue, excluding fuel surcharge and intersegment transactions	933,205	902,592	2,688,579	2,539,709
Total operating expenses	834,789	807,100	2,456,654	2,390,408
Adjusted for:				
Fuel surcharge	(107,867)	(73,093)	(300,605)	(233,897)
Intersegment transactions	(260)	(196)	(953)	(705)
Amortization of intangibles [2]	(323)	(324)	(971)	(972)
Impairments [3]	—	—	—	(1,055)
COVID-19 incremental costs [4]	—	—	—	(12,146)
Adjusted Operating Expenses	726,339	733,487	2,154,125	2,141,633
Adjusted Operating Income	$ 206,866	$ 169,105	$ 534,454	$ 398,076
Adjusted Operating Ratio	77.8 %	81.3 %	80.1 %	84.3 %

1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio.
2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions.
3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4.
4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6.

19

20 Non-GAAP Reconciliation Quarter-to-Date September 30, Year-to-Date September 30, Logistics Segment 2021 2020 2021 2020 GAAP Presentation (Dollars in thousands) Total revenue $ 226,338 $ 99,018 $ 511,962 $ 248,320 Total operating expenses (199,210) (96,540) (462,901) (239,085) Operating income $ 27,128 $ 2,478 $ 49,061 $ 9,235 Operating ratio 88.0% 97.5% 90.4% 96.3 % Non-GAAP Presentation Total revenue $ 226,338 $ 99,018 $ 511,962 $ 248,320 Intersegment transactions (4,964) (2,781) (12,699) (8,260) Revenue, excluding intersegment transactions 221,374 96,237 499,263 240,060 Total operating expenses 199,210 96,540 462,901 239,085 Adjusted for: Intersegment transactions (4,964) (2,781) (12,699) (8,260) Amortization of intangibles 2 (334) — (431) — Adjusted Operating Expenses 193,912 93,759 449,771 230,825 Adjusted Operating Income $ 27,462 $ 2,478 $ 49,492 $ 9,235 Adjusted Operating Ratio 87.6% 97.4% 90.1% 96.2 % Non-GAAP Reconciliation (Unaudited): Segment Adjusted Operating Income and Adjusted Operating Ratio 1 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the UTXL acquisition.

21 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Segment Adjusted Operating Income and Adjusted Operating Ratio 1 Quarter-to-Date September 30, Year-to-Date September 30, Intermodal Segment 2021 2020 2021 2020 GAAP Presentation (Dollars in thousands) Total revenue $ 112,801 $ 98,859 $ 335,245 $ 276,410 Total operating expenses (103,257) (98,609) (316,432) (283,372) Operating income (loss) $ 9,544 $ 250 $ 18,813 $ (6,962) Operating ratio 91.5% 99.7% 94.4% 102.5 % Non-GAAP Presentation Total revenue $ 112,801 $ 98,859 $ 335,245 $ 276,410 Intersegment transactions (47) (51) (226) (281) Revenue, excluding intersegment transactions 112,754 98,808 335,019 276,129 Total operating expenses 103,257 98,609 316,432 283,372 Adjusted for: Intersegment transactions (47) (51) (226) (281) COVID-19 incremental costs 2 — — — (113) Adjusted Operating Expenses 103,210 98,558 316,206 282,978 Adjusted Operating Income (Loss) $ 9,544 $ 250 $ 18,813 $ (6,849) Adjusted Operating Ratio 91.5% 99.7% 94.4% 102.5% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6.

22 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Segment Adjusted Operating Income and Adjusted Operating Ratio 1 Quarter and Year-to-Date September 30, 2021LTL Segment 2 GAAP Presentation (Dollars in thousands) Total revenue $ 191,906 Total operating expenses (174,437) Operating income $ 17,469 Operating ratio 90.9 % Non-GAAP Presentation Total revenue $ 191,906 Fuel surcharge (24,006) Revenue, excluding fuel surcharge 167,900 Total operating expenses 174,437 Adjusted for: Fuel surcharge (24,006) Amortization of intangibles 3 (3,498) Adjusted Operating Expenses 146,933 Adjusted Operating Income $ 20,967 Adjusted Operating Ratio 87.5% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the ACT acquisition.

23 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Return on Net Tangible Assets 1 September 30, 2021 2020 (Dollars in thousands) Total Assets $ 10,354,982 $ 8,501,361 Adjusted for: Intangible assets, net (1,793,924) (1,400,719) Goodwill (3,461,898) (2,922,967) Tangible Assets $ 5,099,160 $ 4,177,675 Total Liabilities $ 4,049,542 $ 2,620,113 Adjusted for: Revolving line of credit, finance lease obligations, and long-term debt (1,824,844) (679,908) Accounts receivable securitization (278,428) (201,878) Deferred income tax liabilities (856,926) (802,292) Non-Interest Bearing Liabilities, excluding deferred income tax liabilities $ 1,089,344 $ 936,035 Net Tangible Assets $ 4,009,816 $ 3,241,640 Average Net Tangible Assets $ 3,625,728 Adjusted Net Income $ 678,337 Return on Net Tangible Assets 18.7% 1 Pursuant to the requirements of Regulation G, this table reconciles Total Assets and Total Liabilities to Average Net Tangible Assets.

Non-GAAP Reconciliation

Non-GAAP Reconciliation (Unaudited):
Adjusted Income Before Income Taxes and Adjusted Net Income [1 2]

	Year-to-Date September 30, 2021	Year-to-Date December 31, 2020	Year-to-Date September 30, 2020	TTM September 30, 2021
		(Dollars in thousands)		
GAAP: Net income attributable to Knight-Swift	$ 488,772	410,002	267,673	631,101
Adjusted for:				
Income tax expense attributable to Knight-Swift	158,171	149,676	99,204	208,643
Income before income taxes attributable to Knight-Swift	646,943	559,678	366,877	839,744
Amortization of intangibles [3]	39,452	45,895	34,421	50,926
Change in fair value of deferred earnout [4]	—	6,730	—	6,730
Impairments [5]	—	5,335	1,255	4,080
Legal accruals [6]	(2,884)	6,160	6,160	(2,884)
COVID-19 incremental costs [7]	—	12,259	12,259	—
Transaction fees [8]	2,966	—	—	2,966
Write-off of deferred debt issuance costs [9]	1,024	—	—	1,024
Adjusted income before income taxes	687,501	636,057	420,972	902,586
Provision for income tax expense at effective rate	(167,990)	(169,910)	(113,651)	(224,249)
Non-GAAP Adjusted Net Income Attributable to Knight Swift	$ 519,511	$ 466,147	$ 307,321	$ 678,337

1 Pursuant to the requirements of Regulation G, this table reconciles Knight-Swift's GAAP Income before income taxes to Knight-Swift's non-GAAP Adjusted Income before Income Taxes and Adjusted Net Income.

2 The reported results do not include the results of operations of ACT and its subsidiary prior to its acquisition by Knight-Swift on July 5, 2021 in accordance with the accounting treatment applicable to the transaction.

3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the July 5, 2021 ACT acquisition, and other acquisitions.

4 "Change in fair value of deferred earnout" reflects the expense for the change in fair value of a deferred earnout related to the acquisition of a warehousing company, which is recorded in "Miscellaneous operating expenses."

5 "Impairments" reflects the non-cash impairments:

- Year-to-date 2020 includes impairments related to investments in certain alternative fuel technology (within the non-reportable segments), certain tractors (within the Truckload segment), certain legacy trailers (within the non-reportable segments) as a result of a softer used equipment market, and trailer tracking equipment (within the Truckload segment).

6 "Legal accruals" reflects costs incurred in the first quarter of 2021 and the third quarter of 2020 related to certain class action lawsuits involving pre-merger employment-related claims that were previously disclosed by Swift. During the third quarter of 2021, the Company reversed an accrued legal matter previously identified as probable in 2019. This was based on the recent decision of the appellate court, resulting in a change to a remote likelihood that a loss was incurred.

7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6.

8 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7.

9 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS – footnote 8.

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KNIGHT TRANSPORTATION SWIFT TRANSPORTATION